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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 1, 2001


                                  TICKETMASTER
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            DELAWARE                    0-25041                95-4546874
  ----------------------------     ----------------          -------------
  (State or Other Jurisdiction     (Commission File          (IRS Employer
        of Incorporation)               Number)           Identification No.)


         3701 WILSHIRE BLVD., LOS ANGELES, CALIFORNIA       90010
         --------------------------------------------     ----------
           (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code: (213) 381-2000


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ITEM 5.    OTHER EVENTS.

          On February 1, 2001, the Registrant issued a press release announcing its results for the quarter and the year ended December 31, 2000. The full text of the press release, other than the final sentence of the fourth paragraph under the heading "Ticketing & Transactions" therein, which is set forth in
Exhibit 99.1 hereto, is filed and incorporated in this Report as if fully set forth herein.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.
         --------

EXHIBIT NO.                  DESCRIPTION
-----------                  ------------
99.1              Press Release dated February 1, 2001.

99.2              Guidance Information



ITEM 9.    REGULATION FD DISCLOSURE

           The following are not filed but are furnished pursuant to Regulation
FD: (a) the final sentence of the fourth paragraph under the heading "Ticketing & Transactions" of the press release, appearing in Exhibit 99.1 hereto; and (b) the guidance information appearing as Exhibit 99.2 hereto.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 1, 2001                TICKETMASTER



                                       By: /s/ JOHN PLEASANTS
                                           ------------------------------------
                                           John Pleasants
                                           Chief Executive Officer




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INDEX TO EXHIBITS

EXHIBIT NO.                          DESCRIPTION
-----------                          -----------
99.1                    Press Release dated February 1, 2001.

99.2                             Guidance Information